                                                                    EXHIBIT 23.1

                       INDEPENDENT AUDITORS' CONSENT






Board of Directors


First Union Corporation


   We consent to the use of our report, dated January 18, 2001 included in First Union's Annual Report on Form 10-K for the year ended December 31, 2000, incorporated herein by reference and to the reference to our firm under the heading "Experts" in the amended registration statement.


/s/ KPMG LLP

Charlotte, North Carolina

May 31, 2001